UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C.  20549

                                           FORM 8K-A
                            CURRENT REPORT

   Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (date of earliest event reported):  June 15, 1995


                                     UNION BANKSHARES COMPANY
                      (Exact Name of Registrant as Specified In Its Charter)


                                              MAINE
                          (Name or Other Jurisdiction of Incorporation)

    2-90679                                            01-0395131
    Commission File Number                             IRS Employer ID No.


                             66 Main Street, Ellsworth, Maine  04605
                             (Address of Principal Executive Offices)

                                          (207) 667-2504
                       (Registrant's Telephone Number, Including Area Code)

                                            No Change
                  (Former Name or Former Address, If Changed Since Last Report)





    Item 4.  Changes in Registrant's Certifying Accountants

   Baker Newman & Noyes, Limited Liability Company was previously the principal accountant for Union Bankshares Company. On June 15, 1995, the firm's appointment as principal accountant was terminated and Berry, Dunn, McNeil and Parker was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee and by the full Board of Directors on June 14, 1995.

   In connection with the audit of fiscal year ended December 31, 1994, and subsequent interim period through June 15, 1995, there were no disagreements with Baker Newman & Noyes LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

   The audit reports of Baker Newman & Noyes LLP on the consolidated financial statements of Union Bankshares Company as of and for the year ended December 31, 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Baker Newman & Noyes LLP is attached as Exhibit A.

   Prior to January 1, 1994, KPMG Peat Marwick LLP (the predecessor firm of Baker Newman & Noyes) was the principal accountants for Union Bankshares Company. The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of Union Bankshares Company as of and for the years ended December 31, 1994 and 1993, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.











                              SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNION BANKSHARES COMPANY
                                       Registrant



   Date:  June 25, 1995          By:_______________________
                                       Robert S. Boit, President







                              EXHIBIT A




   July 6, 1995


   Securities and Exchange Commission
   Washington, DC  20549



   Ladies and Gentlemen:

   We were previously principal accountants for Union Bankshares Company and, under the date of January 20, 1995, we reported on the consolidated financial statements of Union Bankshares Company and subsidiary as of and for the year ended December 31, 1994. On June 15, 1995 our appointment as principal accountants was terminated. We have read Union Bankshares Company statements included under Item 4 of its Form 8-K dated June 15, 1995, and we agree with such statements.

   Very truly yours,


   Baker Newman & Noyes
         Limited Liability Company